Ex. 10.57


                                 TERM GRID NOTE



WOBURN,  MASSACHUSETTS
$500,000                                              Date:  October 10, 2001




     FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to the order of Cardiotech International, Inc. ("Lender") at its principal office located 78-E Olympia Avenue, Woburn, MA 01801 or at any other address as Lender may designate by written notice to Maker, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000), or so much thereof as shall be advanced by Lender to Maker, in accordance with the terms of that certain line of credit letter, dated October 10, 2001 (the "Credit Line Letter"), or otherwise in Lender's sole discretion, and not repaid, together with interest as set forth below. The unpaid principal amount hereof from time to time outstanding (the "Principal Amount") shall bear interest from the date each advance is made to Maker until the date on which such advance is paid in full and at the rate set forth below.

     The principal amount shall be payable in full on October 12, 2002 (the "Maturity Date"). Interest on the unpaid principal of this Note will be due and payable on the first day of each month and on the Maturity Date. The Principal Amount shall bear interest hereunder at the Prime Rate published from time to time in the Wall Street Journal (the "Prime Rate") plus two percent (2%), with
              -------------------
any changes in such Prime Rate to be effective on the date so published. From and after any Event of Default (as defined below), the rate of interest chargeable hereunder will be the Prime Rate plus seven percent (7%); provided that in any event, the rate of interest chargeable hereunder will not exceed the maximum rate allowable by applicable law, and in the event that any interest charged hereunder exceeds the rate permitted by applicable law, then any such excess will first be applied to any outstanding principal owed hereunder and any remaining excess will be returned to Maker.

     This Note evidences loans made by Lender to Maker in accordance with the Credit Line Letter or otherwise in Lender's sole discretion, from time to time. Any amounts borrowed by Maker under the Credit Line Letter and repaid may not be reborrowed by Maker. The unpaid principal balance of this Note at any time shall be the total amount advanced by Lender to Maker as set forth above, less the total amount of principal payments made hereon by Maker. The date and


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amount of each such loan and each payment on account of principal thereof may be endorsed by Lender on the grid attached to and made a part of this Note, and when so endorsed shall represent evidence thereof binding upon Maker. Any failure by Lender to so endorse shall in no way mitigate or discharge the obligation of Maker to repay any loans actually made.




     Maker may prepay this Note in whole or in part at any time, provided that any such prepayment must be in the minimum amount of $10,000 and all accrued and unpaid interest on such prepaid principal amount must be paid together with such prepayment.

     By making a request for a loan, Maker shall be deemed to be representing to Lender that all of the representations and warranties of Maker set forth in all of the Loan Documents (as defined in the Credit Line Letter) are true and correct as of the date of such request as if made on and as of such date and shall also be deemed to be representing and warranting to Lender that on such date Maker is not in breach of any of its covenants to Lender set forth in any Loan Document and no Event of Default (as defined below) has occurred.

     Unless Lender otherwise determines, all payments on this Note shall be applied to the payment of accrued interest before being applied to the payment of principal. Any payment which is required to be made on a day which is not a Business Day (as defined below) shall be payable on the next succeeding Business Day and such additional time shall be included in the computation of interest. In the event that any other obligations of Maker (or any affiliate of Maker) to Lender (or any affiliate of Lender) are due at any time that Lender receives a payment from Maker on account of this Note or any such other obligations of Maker (or any affiliate of Maker), Lender may apply such payment to amounts due under this Note or any such other obligations in such manner as Lender, in its sole discretion, elects, regardless of any instructions from Maker to the contrary. As used herein, "Business Day" shall mean a day on which banks in Massachusetts shall be open for ordinary business.

     Upon the occurrence of any of the following (each, an "Event of Default") with respect to Maker or any guarantor of the indebtedness evidenced by this
Note: (i) default by Borrower in payment of any amount due under this Note, any Loan Document or "Borrower Agreement" (as such term is defined in the Credit Line Letter) or in the payment or performance of any other Obligation or agreement of any nature or description to or with Lender (or any affiliate of Lender); (ii) any of them shall commence any case, proceeding or other action under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to any of them, or seeking to adjudicate any of them a bankrupt or insolvent, or seeking


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reorganization,  arrangement,  adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to any of them or any of their debts, or seeking appointment of a receiver, trustee, custodian or other similar official for any of them or for all or any substantial part of the assets of any of them, or any of them shall make a general assignment for the benefit of its creditors, or there shall be commenced against any of them any case, proceeding or other action of a nature referred to in this clause (ii), or there shall be commenced against any of them any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of the assets of any of them which results in the entry of an order for any such relief, or any of them shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this clause (ii), or any of them shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; (iii) entry of a judgment in excess of $25,000 against any of them; (iv) failure to pay or remit any tax when assessed or due unless contested in good faith; (v) dissolution of Borrower;
(vi) making a bulk transfer or sending notice of intent to do so; (vii) suspension or liquidation of the usual business; or (viii) the occurrence of a default or Event of Default (as such term is defined in the applicable document) under any Loan Document or any other guarantee or security agreement guaranteeing or securing any Obligations (as such term is defined below) of Maker, or under any agreement, contract or instrument with the Existing Lender (as such term is defined in the Credit Line Letter);

then, in the case of any such Event of Default other than those referred to in clause (ii) of this sentence, Lender may declare by notice to Maker any and all Obligations of Maker to be immediately due and payable, and in case of any Event of Default referred to in clause (ii) of this sentence all of the Obligations of Maker shall automatically become due and payable immediately without notice or demand.

     This Note is the Note referenced in the Security Agreement and Guarantee (as such terms are defined in the Credit Line Letter) and is entitled to all the rights and protections afforded therein. The rights and remedies of Lender provided hereunder are cumulative with the rights and remedies available to Lender under any other instruments or agreements or under applicable law. As used in this Note, the term "Obligations" means all amounts payable under this Note, the Loan Documents and any and all other indebtedness, obligations, and liabilities of Maker (or any affiliate of Maker) to Lender (or any affiliate of Lender), and all claims of Lender (or any affiliate of Lender) against Maker (or any affiliate of Maker), now existing or hereafter arising, direct or indirect (including participations or any interest of Lender in indebtedness of Maker to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or unmatured, monetary or non-monetary, arising out of contract or tort,


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liquidated  or  unliquidated,  arising by operation of law or otherwise, and all extensions, renewals, refundings, replacements and modifications of any of the foregoing.

     In the case of the occurrence of an Event of Default, Maker shall be liable for all costs of enforcement and collection of this Note incurred by Lender or any other holder of this Note, including but not limited to reasonable attorneys' fees, disbursements and court costs. In addition, in the event of a default hereunder, Maker shall pay all reasonable attorneys' fees and disbursements incurred by Lender in obtaining advice as to its rights and remedies in connection with such default.

     Maker hereby separately waives presentment, notice of dishonor, protest and notice of protest, and any or all other notices or demands (other than demand for payment) in connection with the delivery, acceptance, performance, default, endorsement or guarantee of this Note. The liability of Maker hereunder shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the holder hereof, including, but not limited to any extensions of time, renewal, waiver or other modification. Any failure of the holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter. Lender or any holder may accept late payments, or partial payments, even though marked "payment in full" or containing words of similar import or other conditions, without waiving any of its rights. No amendment, modification or waiver of any provision of this Note nor consent to any departure by Maker therefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Note cannot be changed or terminated orally or by estoppel or waiver or by any alleged oral modification regardless of any claimed partial performance referable thereto.

     Except to the extent otherwise provided herein with respect to service of process, any notice from Lender to Maker shall be deemed given when delivered to Maker by hand or when deposited in the United States mail and addressed to Maker at its address set forth below or to any other address as may appear in Lender's records as the address of Maker.

     This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to instruments made and to be performed wholly within that state. If any provision of this Note is held to be illegal or unenforceable for any reason whatsoever, such illegality or unenforceability shall not affect the validity of any other provision hereof.


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     MAKER  AND  EACH  INDORSER  AGREE  THAT  ANY  ACTION, SUIT OR PROCEEDING IN
RESPECT OF OR ARISING OUT OF THIS NOTE MAY EXCLUSIVELY BE INITIATED AND PROSECUTED IN ANY FEDERAL OR STATE COURT LOCATED IN MASSACHUSETTS. MAKER CONSENTS AND SUBMITS TO THE EXERCISE OF EXCLUSIVE JURISDICTION OVER ITS PERSON BY ANY SUCH COURT HAVING JURISDICTION OVER THE SUBJECT MATTER. MAKER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

     This Note and the other Loan Documents to which Maker is a party embody the entire agreement between Maker and Lender relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

     Lender is authorized to fill in any blank spaces and to otherwise complete this Note and  correct  any  patent  errors  herein.

     IN WITNESS WHEREOF, the undersigned executes this Note intending to be legally bound hereby.

                                         Implant  Sciences  Corporation


                                         By:  /s/  Anthony  J.  Armini
                                            --------------------------
                                              Anthony  J.  Armini
                                              President

Attest:  /s/  Stephen  Bunker
       ----------------------
         Name:  Stephen  Bunker
         Title:  Vice  Preseident




Address  for  Notices:

107  Audubon  Road
Wakefield,  Massachusetts  01880-1246


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LOANS  AND  PAYMENTS  OF  PRINCIPAL
-----------------------------------


                               AMOUNT OF      UNPAID
                   AMOUNT OF   PRINCIPAL     PRINCIPAL     NOTATION
    DATE              LOAN        PAID       BALANCE       MADE BY
-----------------  ---------  -----------  ------------  ------------




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